NEW COVENANT FUNDS
New Covenant Growth Fund
New Covenant Income Fund
New Covenant Balanced Growth Fund
New Covenant Balanced Income Fund

Supplement dated April 20, 2009 to the Statement of Additional Information
dated October 28, 2008, as supplemented December 9, 2008

Effectively immediately, the Board of Trustees of New Covenant Funds (the “Trust”) has appointed Paul H. Stropkay as the Trust’s Vice President and Cathy C. Benge as the Trust’s Chief Compliance Officer and AML Officer.

The disclosure in the Executive Officers table in the section titled, “Management of the Fund” on page 20 is revised to remove the references to Anita J. Clemons and Harry Harper, and to add the following information regarding Mr. Stropkay and Ms. Benge:

Name and Age	Position (s) Held With Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
EXECUTIVE OFFICERS
Paul H. Stropkay Age: 37	Vice President	Since August 2008
Senior Vice President & Chief Investment Officer, New Covenant Trust Company (2008 – present); Director, Citizens Bank (2006 – present); Vice President (Partner), Harvey Investment Company, LLC (2001 – 2008)

Cathy C. Benge** Age: 53	Chief Compliance Officer, Anti-Money Laundering Compliance Officer	Since February 2009
Chief Compliance Officer, Presbyterian Foundation, New Covenant Trust Company, New Covenant Funds Distributor (2009 – present); Compliance Specialist, Presbyterian Foundation (2006 – 2009); ADM Specialist, New Covenant Trust Company (2005 – 2006); Project Manager, Humana (2004 – 2005); Finance Manager, Amatrol (2002 – 2004)

*	Each officer serves until his or her successor shall have been elected and qualified or until his or her earlier resignation.
**	The Trust’s Chief Compliance Officer (“CCO”) is also an employee of the Adviser. The Funds reimburse the Adviser for a portion of the CCO’s annual compensation paid by the Adviser.

Please retain this Supplement with your Statement of Additional Information for reference.

The date of this Supplement is April 20, 2009.